Ivy Funds

Delaware Ivy Accumulative Fund

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information
dated October 27, 2022

Effective immediately, the following replaces the information in the section of the prospectus entitled “Fund summary – Delaware Ivy Accumulative Fund – What are the Fund’s principal investment strategies?”:

Delaware Ivy Accumulative Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of US companies that Delaware Management Company (Manager) believes have long-term capital appreciation potential and are expected to grow faster than the US economy.

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager’s opinion, the revenue, earnings, and/or cash flow of the company are likely to grow faster than the economy. The Fund may invest in companies of any size, and of any industry.

In selecting securities for the Fund, the Manager begins its investment process by screening companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process. From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term.

The Fund typically holds a limited number of stocks (generally 30 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Fund may invest in real estate investment trusts (REITs).

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Effective immediately, the following replaces the information in the section of the prospectus entitled “Fund summary – Delaware Ivy Accumulative Fund – Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management	Start date on the
	Company	Fund
Bradley M. Klapmeyer	Managing Director, Senior Portfolio Manager	December 2022
Brad Angermeier	Managing Director, Senior Portfolio Manager	December 2022

Effective immediately, the following replaces the information in the section of the prospectus entitled "How we manage the Fund – Our principal investment strategies":

Delaware Ivy Accumulative Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of US companies that the Manager believes have long-term capital appreciation potential and are expected to grow faster than the US economy.

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager's opinion, the revenue, earnings, and/or cash flow of the company are likely to grow faster than the economy. The Fund may invest in companies of any size, and of any industry.

In selecting securities for the Fund, the Manager begins its investment process by screening companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process. From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term.

The Fund typically holds a limited number of stocks (generally 30 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager's assessment of the investment opportunities available.

The Fund may invest in real estate investment trusts (REITs).

The Fund may invest not more than 25% of its total assets in foreign securities. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In general, the Manager may sell a security when, in the Manager’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. The Manager also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar denominated obligations which the Manager believes are comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Effective immediately, the following replaces the information in the section of the prospectus entitled "Who manages the Fund – Portfolio manager":

Bradley M. Klapmeyer and Bradley D. Angermeier are primarily responsible for making day-to-day investment decisions for the Fund.

Bradley M. Klapmeyer, CFA Managing Director, Senior Portfolio Manager
Bradley M. Klapmeyer is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-capitalization growth team at IICO in September 2011. He was appointed to portfolio manager in 2016. Prior to joining IICO, he was an associate analyst covering airlines for Prudential Equity Group, LLC from 2006 through 2007. From 2000 to 2006, he was an equity analyst for Commerce Bank, where his research responsibilities were focused on electronic and health technologies. He graduated from Truman State University in 1999 with a bachelor's degree in finance and a minor in economics.

Bradley D. Angermeier, CFA Managing Director, Senior Portfolio Manager
Brad Angermeier is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2017 as an equity investment analyst. Prior to that, he was an equity research analyst at Kornitzer Capital Management. From 2009 to 2013, he was with Columbia Threadneedle Investments (formerly Columbia Management), first serving as a fixed income research analyst, and then as a co-portfolio manager. He earned a bachelor’s degree with a double major in finance and accounting from Indiana University, Kelley School of Business. He earned an MBA from the University of Wisconsin, Wisconsin School of Business. He is a member of the CFA Institute and the CFA Society of Kansas City.

The SAI provides additional information about the portfolio managers' compensation and other accounts managed by the portfolio managers.

Effective immediately, all references to Alex Ely in the statement of additional information are removed and the following replaces the information in the section of the statement of additional information entitled “Portfolio Manager – I. Delaware Management Company – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of October 31, 2022 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

				Total Assets in
			No. of Accounts	Accounts with
	No. of	Total Assets	with Performance-	Performance-Based
	Accounts	Managed	Based Fees	Fees
Brad Angermeier
Registered investment companies	4	$5.6 billion	0	0
Other pooled investment vehicles	1	$12.6 million	0	0
Other accounts	4	$139.7 million	0	0
Brad Klapmeyer
Registered investment companies	4	$5.6 billion	0	0
Other pooled investment vehicles	1	$12.6 million	0	0
Other accounts	5	$140.7 million	0	0

Effective immediately, the following replaces the information in the section of the statement of additional information entitled “Portfolio Manager – I. Delaware Management Company – Compensation Structure”:

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the "bonus pool" for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2022.